Exhibit 99.2

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED ENDING BALANCE SHEETS (UNAUDITED)
dollars in thousands
				% Change from
	December 31	December 31	September 30	December 31	September 30
	2012	2011	2012	2011	2012
ASSETS
Cash and due from banks	$256,300	$292,598	$217,207	(12.4)%	18.0%
Other interest-earning assets	173,257	175,336	202,305	(1.2)%	(14.4)%
Loans held for sale	64,331	47,009	85,477	36.8%	(24.7)%
Investment securities	2,794,017	2,679,967	2,790,138	4.3%	0.1%
Loans, net of unearned income	12,148,172	11,968,970	11,933,001	1.5%	1.8%
Allowance for loan losses	(223,903)	(256,471)	(233,864)	(12.7)%	(4.3)%
Net Loans	11,924,269	11,712,499	11,699,137	1.8%	1.9%
Premises and equipment	227,723	212,274	225,771	7.3%	0.9%
Accrued interest receivable	45,786	51,098	49,784	(10.4)%	(8.0)%
Goodwill and intangible assets	535,563	544,209	541,845	(1.6)%	(1.2)%
Other assets	506,907	655,518	461,465	(22.7)%	9.8%
Total Assets	$16,528,153	$16,370,508	$16,273,129	1.0%	1.6%
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits	$12,473,091	$12,525,739	$12,601,310	(0.4)%	(1.0)%
Short-term borrowings	868,399	597,033	486,971	45.5%	78.3%
Other liabilities	210,754	215,048	215,542	(2.0)%	(2.2)%
FHLB advances and long-term debt	894,253	1,040,149	908,623	(14.0)%	(1.6)%
Total Liabilities	14,446,497	14,377,969	14,212,446	0.5%	1.6%
Shareholders' equity	2,081,656	1,992,539	2,060,683	4.5%	1.0%
Total Liabilities and Shareholders' Equity	$16,528,153	$16,370,508	$16,273,129	1.0%	1.6%

LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
Loans, by type:
Real estate - commercial mortgage	$4,664,426	$4,602,596	$4,632,509	1.3%	0.7%
Commercial - industrial, financial and agricultural	3,612,065	3,639,368	3,507,846	(0.8)%	3.0%
Real estate - home equity	1,632,390	1,624,562	1,603,456	0.5%	1.8%
Real estate - residential mortgage	1,256,991	1,097,192	1,213,831	14.6%	3.6%
Real estate - construction	587,686	615,445	597,358	(4.5)%	(1.6)%
Consumer	309,220	318,101	301,182	(2.8)%	2.7%
Leasing and other	85,394	71,706	76,819	19.1%	11.2%
Total Loans, net of unearned income	$12,148,172	$11,968,970	$11,933,001	1.5%	1.8%
Deposits, by type:
Noninterest-bearing demand	$3,008,675	$2,588,034	$2,903,591	16.3%	3.6%
Interest-bearing demand	2,755,603	2,529,388	2,702,710	8.9%	2.0%
Savings deposits	3,325,475	3,394,367	3,416,011	(2.0)%	(2.7)%
Time deposits	3,383,338	4,013,950	3,578,998	(15.7)%	(5.5)%
Total Deposits	$12,473,091	$12,525,739	$12,601,310	(0.4)%	(1.0)%
Short-term borrowings, by type:
Customer repurchase agreements	$156,238	$186,735	$192,082	(16.3)%	(18.7)%
Customer short-term promissory notes	119,691	156,828	124,628	(23.7)%	(4.0)%
Federal funds purchased	592,470	253,470	170,261	133.7%	248.0%
Total Short-term Borrowings	$868,399	$597,033	$486,971	45.5%	78.3%

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
dollars in thousands, except per-share data
	Quarter Ended			% Change from		Year ended
	Dec 31	Dec 31	Sep 30	Dec 31	Sep 30	Dec 31
	2012	2011	2012	2011	2012	2012	2011	% Change
Interest Income:
Interest income	$155,560	$169,333	$161,060	(8.1)%	(3.4)%	$647,496	$693,698	(6.7)%
Interest expense	23,338	30,874	25,179	(24.4)%	(7.3)%	103,168	133,538	(22.7)%
Net Interest Income	132,222	138,459	135,881	(4.5)%	(2.7)%	544,328	560,160	(2.8)%
Provision for credit losses	17,500	30,000	23,000	(41.7)%	(23.9)%	94,000	135,000	(30.4)%
Net Interest Income after Provision	114,722	108,459	112,881	5.8%	1.6%	450,328	425,160	5.9%
Non-Interest Income:
Service charges on deposit accounts	15,642	15,277	15,651	2.4%	(0.1)%	61,502	58,078	5.9%
Mortgage banking income	12,813	6,220	10,594	106.0%	20.9%	44,600	25,674	73.7%
Other service charges and fees	11,164	10,784	11,119	3.5%	0.4%	44,345	47,482	(6.6)%
Investment management and trust services	9,611	8,727	9,429	10.1%	1.9%	38,239	36,483	4.8%
Gain on sale of Global Exchange	6,215	—	—	100.0%	100.0%	6,215	—	100.0%
Investment securities gains	195	3,054	42	(93.6)%	364.3%	3,026	4,561	(33.7)%
Other	3,936	4,286	5,169	(8.2)%	(23.9)%	18,697	15,449	21.0%
Total Non-Interest Income	59,576	48,348	52,004	23.2%	14.6%	216,624	187,727	15.4%
Non-Interest Expenses:
Salaries and employee benefits	61,303	58,109	62,161	5.5%	(1.4)%	243,915	227,435	7.2%
Net occupancy expense	11,362	10,973	11,161	3.5%	1.8%	44,663	44,003	1.5%
Equipment expense	3,873	3,329	3,816	16.3%	1.5%	14,243	12,870	10.7%
Data Processing	3,713	3,482	3,776	6.6%	(1.7)%	14,936	13,541	10.3%
Other outside services	3,528	2,595	4,996	36.0%	(29.4)%	15,310	7,851	95.0%
Professional fees	3,228	2,961	2,728	9.0%	18.3%	11,522	12,159	(5.2)%
FHLB advances prepayment penalty	3,007	—	—	100.0%	100.0%	3,007	—	100.0%
FDIC insurance expense	2,944	2,730	3,029	7.8%	(2.8)%	11,996	14,480	(17.2)%
Operating risk loss	2,627	1,022	1,404	157.0%	87.1%	9,454	1,328	611.9%
Software	2,562	2,254	2,511	13.7%	2.0%	9,520	8,400	13.3%
Marketing	2,537	3,045	648	(16.7)%	291.5%	8,240	9,667	(14.8)%
OREO and repossession expense	2,349	3,565	2,096	(34.1)%	12.1%	10,196	8,366	21.9%
Other	13,576	14,795	11,717	(8.2)%	15.9%	52,504	56,376	(6.9)%
Total Non-Interest Expenses	116,609	108,860	110,043	7.1%	6.0%	449,506	416,476	7.9%
Income Before Income Taxes	57,689	47,947	54,842	20.3%	5.2%	217,446	196,411	10.7%
Income tax expense	17,449	11,868	13,260	47.0%	31.6%	57,601	50,838	13.3%
Net Income	$40,240	$36,079	$41,582	11.5%	(3.2)%	$159,845	$145,573	9.8%
PER SHARE:
Net income:
Basic	$0.20	$0.18	$0.21	11.1%	(4.8)%	$0.80	$0.73	9.6%
Diluted	0.20	0.18	0.21	11.1%	(4.8)%	0.80	0.73	9.6%

Cash dividends	$0.08	$0.06	$0.08	33.3%	—%	$0.30	$0.2	50.0%
Shareholders' equity	10.45	9.95	10.36	5.0%	0.9%	10.45	9.95	5.0%
Shareholders' equity (tangible)	7.76	7.24	7.63	7.2%	1.7%	7.76	7.24	7.2%

Weighted average shares (basic)	198,161	199,239	198,956	(0.5)%	(0.4)%	199,067	198,912	0.1%
Weighted average shares (diluted)	199,198	199,997	199,808	(0.4)%	(0.3)%	200,039	199,658	0.2%
Shares outstanding, end of period	199,225	200,164	198,975	(0.5)%	0.1%	199,225	200,164	(0.5)%
SELECTED FINANCIAL RATIOS:
Return on average assets	0.99%	0.88%	1.02%			0.98%	0.90%
Return on average common shareholders' equity	7.70%	7.16%	8.03%			7.79%	7.45%
Return on average common shareholders' equity (tangible)	10.53%	10.02%	11.02%			10.73%	10.54%
Net interest margin	3.65%	3.81%	3.74%			3.76%	3.90%
Efficiency ratio	59.17%	57.44%	56.91%			57.63%	54.28%

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands
	Quarter Ended
	December 31, 2012			December 31, 2011			September 30, 2012
	Average		Yield/	Average		Yield/	Average		Yield/
	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate
ASSETS
Interest-earning assets:
Loans, net of unearned income	$12,000,650	$141,014	4.68%	$11,926,246	$150,195	5.00%	$11,920,193	$143,211	4.78%
Taxable investment securities	2,279,551	13,406	2.35%	2,279,658	17,462	3.06%	2,392,043	16,658	2.78%
Tax-exempt investment securities	286,400	3,857	5.39%	307,713	4,340	5.64%	286,225	3,936	5.50%
Equity securities	117,333	984	3.35%	121,219	774	2.55%	109,884	820	2.98%
Total Investment Securities	2,683,284	18,247	2.72%	2,708,590	22,576	3.33%	2,788,152	21,414	3.07%
Loans held for sale	59,977	517	3.45%	54,013	541	4.01%	61,001	578	3.79%
Other interest-earning assets	145,170	45	0.12%	192,574	133	0.27%	147,432	35	0.09%
Total Interest-earning Assets	14,889,081	159,823	4.28%	14,881,423	173,445	4.63%	14,916,778	165,238	4.42%
Noninterest-earning assets:
Cash and due from banks	221,309			282,993			221,946
Premises and equipment	224,852			207,744			222,544
Other assets	1,067,484			1,125,429			1,088,807
Less: allowance for loan losses	(235,563)			(275,160)			(239,931)
Total Assets	$16,167,163			$16,222,429			$16,210,144
LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Demand deposits	$2,684,063	$1,055	0.16%	$2,462,551	$1,243	0.20%	$2,608,202	$1,071	0.16%
Savings deposits	3,391,988	1,251	0.14%	3,466,104	2,356	0.27%	3,364,109	1,431	0.17%
Time deposits	3,472,692	9,748	1.12%	4,084,278	14,739	1.43%	3,657,616	11,346	1.23%
Total Interest-bearing Deposits	9,548,743	12,054	0.50%	10,012,933	18,338	0.73%	9,629,927	13,848	0.57%
Short-term borrowings	488,310	156	0.13%	463,659	173	0.15%	588,568	220	0.15%
FHLB advances and long-term debt	914,013	11,128	4.86%	1,025,683	12,363	4.80%	908,767	11,111	4.88%
Total Interest-bearing Liabilities	10,951,066	23,338	0.85%	11,502,275	30,874	1.07%	11,127,262	25,179	0.90%
Noninterest-bearing liabilities:
Demand deposits	2,953,861			2,529,548			2,836,166
Other	182,890			192,806			185,441
Total Liabilities	14,087,817			14,224,629			14,148,869
Shareholders' equity	2,079,346			1,997,800			2,061,275
Total Liabilities and Shareholders' Equity	$16,167,163			$16,222,429			$16,210,144
Net interest income/net interest margin (fully taxable equivalent)		136,485	3.65%		142,571	3.81%		140,059	3.74%
Tax equivalent adjustment		(4,263)			(4,112)			(4,178)
Net interest income		$132,222			$138,459			$135,881

(1) Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.

AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
	Quarter Ended			% Change from
	Dec 31	Dec 31	Sep 30	Dec 31	Sep 30
	2012	2011	2012	2011	2012
Loans, by type:
Real estate - commercial mortgage	$4,623,158	$4,554,161	$4,603,388	1.5%	0.4%
Commercial - industrial, financial and agricultural	3,559,171	3,637,465	3,529,733	(2.2)%	0.8%
Real estate - home equity	1,611,868	1,628,406	1,597,230	(1.0)%	0.9%
Real estate - residential mortgage	1,223,589	1,066,463	1,200,752	14.7%	1.9%
Real estate - construction	593,351	641,485	605,910	(7.5)%	(2.1)%
Consumer	305,766	326,818	304,235	(6.4)%	0.5%
Leasing and other	83,747	71,448	78,945	17.2%	6.1%
Total Loans, net of unearned income	$12,000,650	$11,926,246	$11,920,193	0.6%	0.7%
Deposits, by type:
Noninterest-bearing demand	$2,953,861	$2,529,548	$2,836,166	16.8%	4.1%
Interest-bearing demand	2,684,063	2,462,551	2,608,202	9.0%	2.9%
Savings deposits	3,391,988	3,466,104	3,364,109	(2.1)%	0.8%
Time deposits	3,472,692	4,084,278	3,657,616	(15.0)%	(5.1)%
Total Deposits	$12,502,604	$12,542,481	$12,466,093	(0.3)%	0.3%
Short-term borrowings, by type:
Customer repurchase agreements	$189,922	$195,372	$210,830	(2.8)%	(9.9)%
Customer short-term promissory notes	125,933	165,677	127,479	(24.0)%	(1.2)%
Federal funds purchased and other	172,455	102,610	250,259	68.1%	(31.1)%
Total Short-term Borrowings	$488,310	$463,659	$588,568	5.3%	(17.0)%

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands
	Year ended December 31
	2012			2011
	Average			Average
	Balance	Interest (1)	Yield/Rate	Balance	Interest (1)	Yield/Rate
ASSETS
Interest-earning assets:
Loans, net of unearned income	$11,966,347	$575,534	4.81%	$11,904,529	$605,671	5.09%
Taxable investment securities	2,401,343	67,349	2.80%	2,223,376	80,184	3.61%
Tax-exempt investment securities	287,763	15,942	5.54%	330,087	18,521	5.61%
Equity securities	112,448	3,291	2.93%	126,766	3,078	2.43%
Total Investment Securities	2,801,554	86,582	3.09%	2,680,229	101,783	3.80%
Loans held for sale	54,351	2,064	3.80%	43,470	1,958	4.50%
Other interest-earning assets	130,946	178	0.14%	160,664	358	0.22%
Total Interest-earning Assets	14,953,198	664,358	4.45%	14,788,892	709,770	4.80%
Noninterest-earning assets:
Cash and due from banks	234,880			274,527
Premises and equipment	219,236			207,081
Other assets	1,088,151			1,108,359
Less: allowance for loan losses	(250,160)			(276,278)
Total Assets	$16,245,305			$16,102,581
LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Demand deposits	$2,560,831	$4,187	0.16%	$2,391,043	$5,312	0.22%
Savings deposits	3,347,606	6,002	0.18%	3,359,109	11,536	0.34%
Time deposits	3,717,556	46,706	1.26%	4,297,106	66,235	1.54%
Total Interest-bearing Deposits	9,625,993	56,895	0.59%	10,047,258	83,083	0.83%
Short-term borrowings	690,883	1,068	0.15%	495,791	746	0.15%
FHLB advances and long-term debt	933,727	45,205	4.84%	1,034,475	49,709	4.81%
Total Interest-bearing Liabilities	11,250,603	103,168	0.92%	11,577,524	133,538	1.15%
Noninterest-bearing liabilities:
Demand deposits	2,756,826			2,400,293
Other	186,882			171,368
Total Liabilities	14,194,311			14,149,185
Shareholders' equity	2,050,994			1,953,396
Total Liabilities and Shareholders' Equity	$16,245,305			$16,102,581
Net interest income/net interest margin (fully taxable equivalent)		561,190	3.76%		576,232	3.90%
Tax equivalent adjustment		(16,862)			(16,072)
Net interest income		$544,328			$560,160

(1) Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.

AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:

	Year ended
	December 31
	2012	2011	% Change
Loans, by type:
Real estate - commercial mortgage	$4,619,587	$4,458,205	3.6%
Commercial - industrial, financial and agricultural	3,551,056	3,681,321	(3.5)%
Real estate - home equity	1,605,088	1,627,308	(1.4)%
Real estate - residential mortgage	1,185,516	1,036,474	14.4%
Real estate - construction	620,166	700,071	(11.4)%
Consumer	307,154	332,613	(7.7)%
Leasing and other	77,780	68,537	13.5%
Total Loans, net of unearned income	$11,966,347	$11,904,529	0.5%
Deposits, by type:
Noninterest-bearing demand	$2,756,826	$2,400,293	14.9%
Interest-bearing demand	2,560,831	2,391,043	7.1%
Savings deposits	3,347,606	3,359,109	(0.3)%
Time deposits	3,717,556	4,297,106	(13.5)%
Total Deposits	$12,382,819	$12,447,551	(0.5)%
Short-term borrowings, by type:
Customer repurchase agreements	$206,842	$208,144	(0.6)%
Customer short-term promissory notes	138,632	174,624	(20.6)%
Federal funds purchased and other	345,409	113,023	205.6%
Total Short-term Borrowings	$690,883	$495,791	39.3%

FULTON FINANCIAL CORPORATION
ASSET QUALITY INFORMATION (UNAUDITED)
dollars in thousands
	Quarter Ended			Year Ended
	Dec 31	Dec 31	Sep 30	Dec 31
	2012	2011	2012	2012	2011
ALLOWANCE FOR CREDIT LOSSES:
Balance at beginning of period	$235,268	$268,817	$237,316	$258,177	$275,498
Loans charged off:
Commercial - industrial, financial and agricultural	(12,711)	(8,719)	(10,471)	(41,868)	(52,301)
Real estate - commercial mortgage	(8,935)	(3,189)	(7,463)	(51,988)	(26,032)
Real estate - home equity	(3,464)	(2,121)	(1,688)	(10,147)	(6,397)
Consumer	(1,533)	(683)	(685)	(3,323)	(3,289)
Real estate - residential mortgage	(1,500)	(18,316)	(670)	(4,509)	(32,533)
Real estate - construction	(873)	(8,716)	(8,364)	(26,250)	(38,613)
Leasing and other	(585)	(496)	(625)	(2,281)	(2,168)
Total loans charged off	(29,601)	(42,240)	(29,966)	(140,366)	(161,333)
Recoveries of loans charged off:
Commercial - industrial, financial and agricultural	1,236	432	1,693	4,282	2,521
Real estate - commercial mortgage	85	—	1,317	3,371	1,967
Real estate - home equity	63	37	343	704	63
Consumer	274	335	202	1,107	1,368
Real estate - residential mortgage	290	55	25	459	325
Real estate - construction	171	509	1,040	2,814	1,746
Leasing and other	153	232	298	891	1,022
Recoveries of loans previously charged off	2,272	1,600	4,918	13,628	9,012
Net loans charged off	(27,329)	(40,640)	(25,048)	(126,738)	(152,321)
Provision for credit losses	17,500	30,000	23,000	94,000	135,000
Balance at end of period	$225,439	$258,177	$235,268	$225,439	$258,177
Net charge-offs to average loans (annualized)	0.91%	1.36%	0.84%	1.06%	1.28%
NON-PERFORMING ASSETS:
Non-accrual loans	$184,832	$257,761	$185,791
Loans 90 days past due and accruing	26,221	28,767	27,035
Total non-performing loans	211,053	286,528	212,826
Other real estate owned	26,146	30,803	29,217
Total non-performing assets	$237,199	$317,331	$242,043
NON-PERFORMING LOANS, BY TYPE:
Commercial - industrial, financial and agricultural	$66,954	$80,944	$73,879
Real estate - commercial mortgage	57,120	113,806	64,609
Real estate - residential mortgage	34,436	16,336	24,910
Real estate - construction	32,005	60,744	32,742
Real estate - home equity	15,519	11,207	12,644
Consumer	5,000	3,384	3,942
Leasing	19	107	100
Total non-performing loans	$211,053	$286,528	$212,826

DELINQUENCY RATES, BY TYPE:
	December 31, 2012			December 31, 2011			September 30, 2012
	31-89 Days	≥90 Days (1)	Total	31-89 Days	≥90 Days (1)	Total	31-89 Days	≥90 Days (1)	Total

Real estate - commercial mortgage	0.46%	1.22%	1.68%	0.56%	2.47%	3.03%	0.46%	1.39%	1.85%
Commercial - industrial, financial and agricultural	0.46%	1.85%	2.31%	0.41%	2.23%	2.64%	0.45%	2.11%	2.56%
Real estate - construction	0.23%	5.44%	5.67%	1.55%	9.87%	11.42%	0.95%	5.48%	6.43%
Real estate - residential mortgage	2.56%	2.74%	5.30%	3.38%	1.49%	4.87%	2.66%	2.05%	4.71%
Real estate - home equity	0.77%	0.96%	1.73%	0.72%	0.69%	1.41%	0.85%	0.78%	1.63%
Consumer, leasing and other	1.72%	1.27%	2.99%	1.92%	0.90%	2.82%	1.85%	1.07%	2.92%
Total	0.75%	1.74%	2.49%	0.89%	2.39%	3.28%	0.80%	1.78%	2.58%
(1) Includes non-accrual loans
ASSET QUALITY RATIOS:
	Dec 31	Dec 31	Sep 30
	2012	2011	2012
Non-accrual loans to total loans	1.52%	2.15%	1.56%
Non-performing assets to total loans and OREO	1.95%	2.64%	2.02%
Non-performing assets to total assets	1.44%	1.94%	1.49%
Allowance for credit losses to loans outstanding	1.86%	2.16%	1.97%
Allowance for credit losses to non-performing loans	106.82%	90.11%	110.54%
Non-performing assets to tangible common shareholders' equity and allowance for credit losses	13.39%	18.60%	13.80%